Exhibit (a)(1)(B)
Letter of Transmittal
To Tender Shares of Common Stock
of
Finjan Holdings, Inc.
— CUSIP #31788H303
at
$1.55 Per Share, Net in Cash,
Pursuant to the Offer to Purchase dated June 24, 2020
by
CFIP Goldfish Merger Sub Inc.
a direct wholly owned subsidiary of
CFIP Goldfish Holdings LLC
The Offer and withdrawal rights will expire at 12:00 midnight, Eastern time, at the end of July 22, 2020 (one minute after 11:59 p.m., Eastern time, on July 22, 2020), unless the Offer is extended.
The Depositary and Paying Agent for the Offer is:
Computershare Trust Company, N.A.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.
Mail or deliver this Letter of Transmittal, together with the certificate(s) (if any) representing your shares, to:
If delivering by first class mail:	For assistance, please call the information agent, Georgeson, at:	If delivering by registered mail or courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(866) 391-7007	Computershare c/o Voluntary Corporate Actions 150 Royall Street Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	Shares Tendered (attached additional list if necessary)
	Certificated Shares			Book-Entry Shares
	Certificate Numbers(s	Total Number of Shares Represented by Certificate(s)	Number of Shares Represented by Certificate(s) Tendered	Book-Entry Shares Tendered

Total Shares*

*
All Shares represented by Share Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated. Refer to Instruction 4.

Delivery of this Letter of Transmittal and any other required documents to an address other than as set forth above will not constitute a valid delivery to Computershare Trust Company, N.A. (the “Depositary and Paying Agent”). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required. Also, if required, you must complete the IRS Form W-9 included in this Letter of Transmittal or, if you are not a United States person (as defined for U.S. federal income tax purposes), an appropriate IRS Form W-8, as applicable. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) pursuant to the Offer (as defined below).
Delivery of documents to the Book-Entry Transfer Facility (as defined in Section 2 — “Acceptance for Payment and Payment of Shares” of the Offer to Purchase) does not constitute delivery to the Depositary and Paying Agent.
The Offer (as defined below) is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer would not be in compliance with the securities, blue sky or other laws of such jurisdiction. However, Offeror (as defined below) may, in its discretion, take such action as Offeror deems necessary to make the Offer comply with the laws of any such jurisdiction and extend the Offer to holders of Shares in such jurisdiction in compliance with applicable laws. In those jurisdictions where applicable laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Offeror by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by Offeror.
This Letter of Transmittal is to be used by holders of Shares of Finjan Holdings, Inc., a Delaware corporation (“Finjan”), if (1) certificates representing Shares are being tendered or (2) unless an Agent’s Message (as defined below) is utilized, delivery of Shares is to be made by book-entry transfer of such Shares into the Depositary and Paying Agent’s account at The Depository Trust Company pursuant to the procedures set forth in Section 3 — “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase.
Stockholders wishing to tender Shares pursuant the Offer who are record holders but whose Share Certificates (as defined below) are not available, who cannot deliver such stock certificate(s) to the Depositary and Paying Agent, who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who otherwise cannot deliver all required documents to the Depositary and Paying Agent, in any case prior to 12:00 midnight, Eastern time, at the end of July 22, 2020 (one minute after 11:59 p.m., Eastern time, on July 22, 2020) (such time and date, the “Expiration Date” unless Offeror, in accordance with the Merger Agreement (as defined in the Introduction of the Offer to Purchase), extends the period during which the Offer is open, in which event “Expiration Date” will mean the latest time and date at which the Offer, as so extended, will expire), must tender their Shares pursuant to a Notice of Guaranteed Delivery according to the guaranteed delivery procedure set forth in Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase in order to participate in the Offer. See Instruction 2.

Additional Information If Shares Are Being Delivered by Book-Entry Transfer or If Shares Are Being Delivered Pursuant to a Notice of Guaranteed Delivery
☐
Check here if tendered Shares are being delivered by book-entry transfer to an account maintained by the Depositary and Paying Agent with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
☐
Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and Paying Agent, and complete the following:

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
If delivery is by book-entry transfer, also give the following information:
Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
The undersigned hereby tenders to CFIP Goldfish Merger Sub Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of CFIP Goldfish Holdings LLC, a Delaware limited liability company (“Parent”), the above described shares of common stock, par value $0.0001 per share (“Shares”), of Finjan Holdings, Inc., a Delaware corporation (“Finjan”), pursuant to Offeror’s offer to purchase (the “Offer”) all of the issued and outstanding Shares for a price per Share of $1.55 (such amount, as it may be adjusted from time to time upon the terms and subject to the conditions set forth in the Merger Agreement (as defined in the Introduction of the Offer to Purchase), the “Offer Price”), net to the seller in cash, without interest and less any withholding of taxes required by applicable law, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 24, 2020 (the “Offer to Purchase”), the receipt of which is hereby acknowledged, and in this Letter of Transmittal.
Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and subject to, and effective upon, the acceptance for payment of, and payment for, Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to Offeror all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after July 22, 2020 (collectively, “Distributions”)). In addition, the undersigned irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary and Paying Agent”) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares (and any and all Distributions) tendered by this Letter of Transmittal), to (1) to deliver certificates representing Shares (the “Share Certificates”) (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 2 — “Acceptance for Payment and Payment of Shares” of the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Offeror; (2) present such Shares (and any and all Distributions) for transfer on the books of Finjan and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined in Section 2 — “Acceptance for Payment and Payment of Shares” of the Offer to Purchase)), the undersigned hereby irrevocably appoints the designees of Offeror, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (1) vote at any annual or special meeting of Finjan’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (2) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Offeror prior to the time of any vote or other action. This appointment will be effective if and when, and only to the extent that, Offeror accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and coupled with an interest in the tendered Shares (and any and all Distributions), and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror’s acceptance for payment of such Shares, Offeror or its designees must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares (and any and all Distributions), including voting at any meeting of Finjan’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer all Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Offeror, Offeror will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Paying Agent or Offeror to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary and Paying Agent for the account of Offeror all Distributions in respect of any and all Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to Offeror, may deduct from the purchase price of Shares tendered hereby the amount or value of such Distribution as determined by Offeror in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary and Paying Agent at the address set forth above, together with such additional documents as the Depositary and Paying Agent may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by the Book-Entry Transfer Facility, and until the same are processed for payment by the Depositary and Paying Agent. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through the Book-Entry Transfer Facility) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary and Paying Agent has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).
All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of, the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.
The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Offeror’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, upon the terms and subject to the conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Offeror may not be required to accept for payment any Shares tendered hereby.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of Shares tendered hereby in the name(s) of, and, if applicable, return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of Shares tendered hereby, and, if applicable, return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to, the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price, and, if applicable, issue or return any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and, if applicable, return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation to transfer any Shares from the name of the registered owner thereof if the Offeror does not accept for payment any of the Shares tendered hereby.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share(s) not tendered
or not accepted for payment and/or the check for
the purchase price of Shares accepted for payment
are to be issued in the name of someone other
than the undersigned or if Shares tendered by
book-entry transfer which are not accepted for
payment are to be returned by credit to an account
maintained at DTC other than that designated
above.
Issue to:
☐ Check
☐ Certificate

Name: (Please Print)
Address: (Include Zip Code) (Tax Identification or Social Security Number) (Also complete, as appropriate, the enclosed IRS Form W-9)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share(s) not tendered
or not accepted for payment and/or the check for
the purchase price of Shares accepted for
payment are to be sent to someone other than
the undersigned or to the undersigned at an
address other than that shown in the box
titled “Description of Shares Tendered”
above.
Deliver to:
☐ Check
☐ Certificate

Name: (Please Print)
Address: (Include Zip Code) (Tax Identification or Social Security Number) (Also complete, as appropriate, the enclosed IRS Form W-9)

IMPORTANT STOCKHOLDER — YOU MUST SIGN HERE (U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN, W-8BEN-E, W-8ECI or Other Applicable IRS Form W-8)
(Signature(s) of Stockholder(s)) — ALL REGISTERED STOCKHOLDERS MUST SIGN
Dated:
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name(s): (Please Print) — ALL REGISTERED HOLDERS MUST PRINT
Capacity (full title): (See Instruction 5)
Address: (Include Zip Code)
Daytime Telephone Number (including Area Code):
Tax Identification or Social Security Number: (See IRS Form W-9 enclosed herewith)
GUARANTEE OF SIGNATURE(S) (For Use by Eligible Institutions Only — See Instructions 1 and 5)
Name of Firm:
Address: (Include Zip Code)
Authorized Signature:
Name: (Please Type or Print)
Daytime Telephone Number (including Area Code):
Dated: Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.   No signature guarantee is required on this Letter of Transmittal (1) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (2) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2.   Requirements of Tender.   This Letter of Transmittal is to be completed if (1) Share Certificates are being tendered or (2) unless an Agent’s Message is utilized, delivery of Shares is to be made by book-entry transfer of such Shares into the Depositary and Paying Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 — “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase. For any Eligible Institution, a manually executed facsimile of this document may be used in lieu of the original. The following must be received by the Depositary and Paying Agent at one of its addresses set forth herein before the Offer expires: (1) Share Certificates representing all tendered Shares or confirmation of a book-entry transfer of such Shares (a “Book-Entry Confirmation”) into the Depositary and Paying Agent’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 — “Procedures for Accepting the Offer and Tendering Shares”; (2) the Letter of Transmittal, properly completed and duly executed (or, with respect to an Eligible Institution, a manually executed facsimile thereof) or an Agent’s Message (as defined below) in connection with a book-entry delivery of Shares and (3) any other documents required by this Letter of Transmittal. Please do not send your Share Certificates directly to the Offeror, Parent or Finjan.
Stockholders wishing to tender Shares pursuant to the Offer who are record holders but whose Share Certificates are not available, who cannot deliver such Share Certificate(s) to the Depositary and Paying Agent, who cannot complete the procedure for delivery by book-entry transfer on a timely basis, or who otherwise cannot deliver all required documents to the Depositary and Paying Agent, in any case before the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Offeror, must be received by the Depositary and Paying Agent at one of its addresses set forth herein before the Offer expires and (3) Share Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all those Shares), together with this properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), with any required signature guarantees, and any other required documents, must be received by the Depositary and Paying Agent within two Nasdaq Global Market trading days after the date of execution of the Notice of Guaranteed Delivery.
A properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) must accompany each delivery of Share Certificates to the Depositary and Paying Agent.
The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and Paying Agent and forming a part of a Book-Entry Confirmation, stating that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that

Offeror may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary and Paying Agent’s office.
The method of delivery of this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made (and risk of loss will pass) only when actually received by the Depositary and Paying Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the expiration of the Offer.
Beneficial owners should be aware that their broker, dealer, commercial bank, trust company or other nominee may establish its own earlier deadline for participation in the Offer. Accordingly, beneficial owners wishing to participate in the Offer should contact their broker, dealer, commercial bank, trust company or other nominee as soon as possible in order to determine the times by which such owner must take action in order to participate in the Offer.
Offeror will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.
3.   Inadequate Space.   If the space provided herein under “Description of Shares Tendered” is inadequate, the Share Certificate number (s), the number of Shares represented by such Share Certificate(s) and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.
4.   Partial Tenders (applicable only to stockholders holding any Share Certificate(s)).   If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary and Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Total Number of Shares Represented By Certificate(s)” in the box titled “Description of Shares Tendered.” All Shares represented by Share Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.
5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.
(1)   If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the books of the Depositary and Paying Agent) without alteration, enlargement or any change whatsoever.
(2)   If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
(3)   If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, proper evidence satisfactory to the Depositary and Paying Agent of the authority of such person to so act must be submitted and all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.
(4)   If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment of the purchase price for the Shares tendered hereby are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
(5)   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s)

appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
6.   Stock Transfer Taxes.   Offeror or any successor entity thereto will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal, state, local or foreign income tax or backup withholding taxes), unless (1) a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, in which case those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable to the tendering holder(s) or (2) payment of the purchase price is to be made to any person(s) other than the registered holder(s), in which case the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Offeror of the payment of such taxes, or exemption therefrom, is submitted.
7.   Special Payment and Delivery Instructions.   If a check is to be issued for the payment of the purchase price of any Shares tendered hereby in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such Share Certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.
If you choose to give “Special Payment Instructions” or “Special Delivery Instructions” stock transfer taxes may be deducted from amounts otherwise payable for Shares purchased in the Offer. See Instruction 6.
8.   IRS Form W-9; Backup Withholding; Taxpayer Identification Number; FATCA.   In order to avoid U.S. federal backup withholding (currently at a rate of 24 percent) on payments pursuant to the Offer, each tendering stockholder or payee that is a United States person (as defined for U.S. federal income tax purposes), must provide the Depositary and Paying Agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that such number is correct and that such stockholder or payee is not subject to such backup withholding and that such stockholder is a United States person by completing the enclosed IRS Form W-9. If a tendering stockholder or payee does not have a TIN, such stockholder or payee should consult the instructions to the IRS Form W-9 for instructions on applying for a TIN and should apply for a TIN immediately. If the stockholder or payee does not provide such stockholder’s or payee’s TIN to the Depositary and Paying Agent by the time of payment, backup withholding will apply. Certain stockholders or payees (including, among others, certain corporations, non-resident foreign individuals and foreign entities) may not be subject to these backup withholding and reporting requirements. A tendering stockholder who is not a United States person (as defined for U.S. federal income tax purposes) (A “Non-U.S. Holder”) should complete, sign and submit to the Depositary and Paying Agent the appropriate IRS Form W-8. An IRS Form W-8BEN, Form W-8BEN-E or Form W-8ECI (or other applicable IRS Form W-8) may be obtained from the Depositary and Paying Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the IRS Form W-9 or appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary and Paying Agent to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.
Please consult your tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary and Paying Agent.
NOTE: FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU.

9.   Irregularities.   All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Offeror in its sole discretion, which determinations shall be final and binding on you. Offeror reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of Offeror’s counsel, be unlawful. Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any Shares by any particular stockholder, regardless of whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Offeror. None of Parent, Offeror, Finjan, the Depositary and Paying Agent, Georgeson LLC (the “Information Agent”) or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.
10.   Requests for Assistance or Additional Copies.   Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent at its telephone number and address set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other Offer materials should be directed to the Information Agent.
11.   Lost, Destroyed, Mutilated or Stolen Share Certificates.   If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Finjan’s stock transfer agent, Computershare Inc. (the “Transfer Agent”) by calling 877-373-6374. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.
12.   Waiver of Conditions.   Subject to the terms and conditions of the Merger Agreement (as defined in the Introduction of the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Parent or the Offeror in whole or in part at any time and from time to time in its sole discretion.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY AND PAYING AGENT PRIOR TO THE EXPIRATION DATE.
IMPORTANT TAX INFORMATION
Under U.S. federal income tax laws, a stockholder who is a United States person (as defined for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is generally required to provide the Depositary and Paying Agent (as payer) with such stockholder’s correct TIN on the attached IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual stockholder’s social security number or a stockholder’s employer identification number. If the Depositary and Paying Agent is not provided with the correct TIN, a penalty may be imposed by the Internal Revenue Service, and payments made with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties.
Certain stockholders (including, among others, certain corporations, non-resident foreign individuals and foreign entities) may not be subject to these backup withholding requirements. Exempt stockholders should furnish their TIN, enter any applicable “exempt payee codes” in the “Exemptions” box of IRS Form W-9, and sign, date and return the IRS Form W-9 to the Depositary and Paying Agent. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Depositary and Paying Agent a properly completed IRS Form W-8BEN, Form W-8BEN-E or Form W-8ECI (or other applicable IRS

Form W-8) signed under penalties of perjury, attesting to that stockholder’s foreign status. The appropriate IRS Form W-8 can be obtained from the Depositary and Paying Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov.
If backup withholding applies, the Depositary and Paying Agent is required to withhold and pay over to the Internal Revenue Service a portion of any payment made to a stockholder. Backup withholding is not an additional federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is properly furnished to the Internal Revenue Service.
Purpose of Form W-9
To prevent U.S. federal backup withholding on payments that are made to a stockholder, including any purchase price of Shares, as the case may be, with respect to Shares purchased pursuant to the Offer, the stockholder is required to provide the Depositary and Paying Agent with his correct TIN by completing the attached IRS Form W-9 and certifying that (1) the TIN provided on IRS Form W-9 is correct (or that such stockholder is awaiting a TIN); (2) the stockholder is exempt from backup withholding, or the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a United States person (as defined for U.S. federal income tax purposes) (including a U.S. resident alien).
A nonexempt stockholder may write “Applied For” in the space provided for the TIN in Part 1 of the attached IRS Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In the event that such holder fails to provide a TIN to the Depositary and Paying Agent, the Depositary and Paying Agent must backup withhold on payments made to such holder.
What Number to Give the Depositary and Paying Agent
The tendering stockholder is required to give the Depositary and Paying Agent the TIN of the record holder of Shares tendered hereby, which is generally the social security number or employer identification number of such record holder. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed IRS Form W-9 for additional guidance on which number to report.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint.* You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary and Paying Agent for the Offer is:
Computershare Trust Company, N.A.
If delivering by first class mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by registered mail or courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street Suite V Canton, MA 02021
Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Shareholders, Banks and Brokers
Call Toll Free:
866-391-7007